Exhibit 24.2

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2010 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 16th day of February, 2011.

DAVID R. ANDREWS David R. Andrews	RICHARD A. MESERVE Richard A. Meserve

LEWIS CHEW Lewis Chew	FORREST E. MILLER Forrest E. Miller

C. LEE COX C. Lee Cox	ROSENDO G. PARRA Rosendo G. Parra

PETER A. DARBEE Peter A. Darbee	BARBARA L. RAMBO Barbara L. Rambo

MARYELLEN C. HERRINGER Maryellen C. Herringer	BARRY LAWSON WILLIAMS Barry Lawson Williams

ROGER H. KIMMEL Roger H. Kimmel

POWER OF ATTORNEY

PETER A. DARBEE, the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2010 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2011.

PETER A. DARBEE
Peter A. Darbee

POWER OF ATTORNEY

KENT M. HARVEY, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2010 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2011.

KENT M. HARVEY
Kent M. Harvey

POWER OF ATTORNEY

DINYAR B. MISTRY, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2010 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2011.

DINYAR B. MISTRY
Dinyar B. Mistry

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2010 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 16th day of February, 2011.

DAVID R. ANDREWS David R. Andrews	ROGER H. KIMMEL Roger H. Kimmel

LEWIS CHEW Lewis Chew	RICHARD A. MESERVE Richard A. Meserve

C. LEE COX C. Lee Cox	FORREST E. MILLER Forrest E. Miller

PETER A. DARBEE Peter A. Darbee	ROSENDO G. PARRA Rosendo G. Parra

MARYELLEN C. HERRINGER Maryellen C. Herringer	BARBARA L. RAMBO Barbara L. Rambo

CHRISTOPHER P. JOHNS Christopher P. Johns	BARRY LAWSON WILLIAMS Barry Lawson Williams

POWER OF ATTORNEY

CHRISTOPHER P. JOHNS, the undersigned, President of Pacific Gas and Electric Company, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President (principal executive officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2010 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2011.

CHRISTOPHER P. JOHNS
Christopher P. Johns

POWER OF ATTORNEY

SARA A. CHERRY, the undersigned, Vice President, Finance and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in her capacity as Vice President, Finance and Chief Financial Officer (principal financial officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2010 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2011.

SARA A. CHERRY
Sara A. Cherry

POWER OF ATTORNEY

DINYAR B. MISTRY, the undersigned, Vice President and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2010 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2011.

DINYAR B. MISTRY
Dinyar B. Mistry